                                                                    EXHIBIT 10.5



This instrument was prepared by and after
recordation should be returned to:        |
                                          |
Lynda J. Harris, Esq.                     |
Carlton Fields, P.A.                      |
222 Lakeview Avenue, Suite 1400           |
West Palm Beach, Florida 33401            |
                                          |
                                          |
---------------------------------------

      NOTE, MORTGAGE AND LOAN DOCUMENTS MODIFICATION AND SPREADER AGREEMENT

         THIS NOTE, MORTGAGE AND LOAN DOCUMENTS MODIFICATION AND SPREADER AGREEMENT (the "Modification") is made and entered into the 6th day of January, 2003, by and between ST. LUCIE WEST DEVELOPMENT COMPANY, LLC, a Florida limited liability company, successor by merger to ST. LUCIE WEST DEVELOPMENT CORP., a Delaware corporation, and LAKE CHARLES DEVELOPMENT COMPANY, LLC, a Florida limited liability company, successor by merger to LAKE CHARLES DEVELOPMENT CORP., a Delaware corporation, having an address at 1850 Fountainview Boulevard, #201, Port St. Lucie, Florida 34986 (collectively "Mortgagor") and WACHOVIA BANK, NATIONAL ASSOCIATION, formerly know as FIRST UNION NATIONAL BANK, having an address at 200 East Broward Boulevard, 9th Floor, Fort Lauderdale, Florida 33301 ("Mortgagee").

         WHEREAS, Mortgagor has executed and delivered to Mortgagee that certain Mortgage and Security Agreement dated and recorded September 20, 2001 in Official Record Book 1436, Page 2419, as amended in Official Record Book 1456, Page 1047, of the Public Records of St. Lucie County, Florida (the "Mortgage"), which (i) secures that certain Promissory Note dated September 20, 2001 in the amount of $10,475,000.00 ("Note") given by Mortgagor to Mortgagee; and (ii) encumbers that certain real property located in St. Lucie County, Florida, as more particularly described in SCHEDULE A of the Mortgage less property previously released from the lien of the Mortgage ("Existing Security"); and

         WHEREAS, in accordance with the terms of the loan by Mortgagee to Mortgagor as evidenced by the Note and Mortgage, Mortgagee has agreed to extend the Maturity Date of the Note as hereinafter provided; and

         WHEREAS, the Mortgage requires that Mortgagor maintain a loan-to-value ratio of 65% during the term of the loan and as a result of the previous release of various parcels of the original collateral securing the Mortgage, Mortgagee





NOTE FOR CLERK: ALL DOCUMENTARY STAMP AND INTANGIBLE TAXES REQUIRED TO BE PAID ON THAT CERTAIN00 HAVE BEEN PAID AND AFFIXED TO THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT GIVEN BY MORTGAGOR TO MORTGAGEE DATED SEPTEMBER 20, 2001 AND RECORDED IN OFFICIAL RECORD BOOK 1436, PAGE 2419, AS AMENDED IN OFFICIAL RECORDS BOOK 1456, PAGE 1047, BOTH OF THE PUBLIC RECORDS OF ST. LUCIE COUNTY, FLORIDA (THE "MORTGAGE"). NO ADDITIONAL CONSIDERATION IS BEING PROVIDED AND NO ADDITIONAL DOCUMENTARY STAMPS OR INTANGIBLE TAX ARE DUE AND PAYABLE ON THIS AGREEMENT.

has required that Mortgagor (i) provide additional collateral security for the repayment of the Note and Mortgage as hereinafter provided, and (ii) spread the lien and encumbrance of the Mortgage to encumber the additional collateral which is more particularly described in EXHIBIT A attached hereto and incorporated herein ("Additional Collateral").

         WHEREAS, Mortgagor and Mortgagee have agreed to amend the terms of the Mortgage, the Note, and all related loan documents executed by and among or between Mortgagor and Mortgagee and/or the guarantors of the loan evidenced thereby (collectively the "Loan Documents") to reflect this Modification; and

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, Mortgagor and Mortgagee mutually covenant and agree as follows:

1. The foregoing recitals are true and correct and are incorporated by reference herein.

2. The outstanding principal balance due under the Note as of January 3, 2003 is $112,365.65.

3. As of the date of this Modification, the sum of $4,037,634.35 (ie $4,150,000.00 less $112,365.65) is available under the Note for disbursement to Mortgagor.

4.       The Maturity Date of the Note is extended to September 30, 2003.

5. The lien and encumbrance of the Mortgage is hereby spread to encumber the Additional Collateral, and all references in the Mortgage, the Note and the Loan Documents to the "Real Estate" or the "Property" shall mean the Existing Security together with the Additional Collateral.

6.       Paragraph 9 of the Mortgage is hereby modified to read as follows:

         "9.      MORTGAGE RELEASES.

                  9.1 Provided no Event of Default exists under this Mortgage, Mortgagor shall release portions of the Property from the lien and encumbrance of this Mortgage upon payment to Mortgagee of a release price ("RELEASE PRICE") for those portions of the Property requested to be released equal to the lesser of (1) the outstanding principal balance of the Note or (2) the greater of (a) 65% of the net sales proceeds of the parcel being released, or (b) the minimum release price shown on SCHEDULE C attached hereto and incorporated hereto and incorporated herein, which Release Price will be applied to the outstanding principal balance of the Note. For purposes of this calculation, net sales proceeds shall be equal to the gross sales price
         (x) less 3% closing costs and (y) less commissions paid by the Borrower and (2) less the outstanding Community Development District (CDD) bonds associated with the parcel being released.

                  9.2 In the event of a request for a partial release of a portion of the Property when there is no outstanding balance due and payable under the Note, the Mortgagee will execute the partial release and adjust the funding availability under the Note to (a) maintain a loan-to-value of collateral ratio of 65%; and (b) to insure that the minimum release prices for the remaining collateral equals 125% of the funding available under the loan, and to the extent that any adjustment in the minimum release prices of the remaining collateral is required, it will be done prorata based upon the original values of the minimum release price for the remaining collateral set forth in SCHEDULE C hereto.

                  9.3 Mortgagee's counsel shall prepare the form of Partial Release. All reasonable costs associated with any releases for work performed to accommodate Borrowers' release requests, including, but not limited to, recording costs and Mortgagee's attorney's fees (which fee shall be $150 for each Partial Release) shall be paid by Mortgagor."

7. SCHEDULE B to the Mortgage is hereby amended to be as amended to endorse such policy as provided to Mortgagee in connection with this Modification.

8. Mortgagor acknowledges that this Modification does not constitute a novation and that all terms and conditions not expressly modified herein remain in full force and effect.

9. Mortgagor shall be responsible for the payment of all costs incident to this modification, including attorneys' fees for Mortgagee's counsel and state recording taxes, documentary stamp tax and intangible tax, if any, and shall indemnify, defend and hold Mortgagee harmless from and against all demands or claims for payment of documentary stamp and intangible taxes due in connection with this Modification, together with interest and penalties thereon, if any.

10. Mortgagor acknowledges and agrees that there are no offsets or defenses to payment of the obligation as of this date, and represents that there are no conditions of default or facts or consequences which will lead to a default under the obligations due from Mortgagor to Mortgagee under the Note.

11. All references in the Loan Documents to the "Mortgage" shall be modified to mean the Mortgage as modified by this Modification.

12. All references to "Loan Documents" in the Loan Documents shall mean such documents as modified by this Modification.

13. All of Mortgagor's representations, warranties, covenants and agreements in the Loan Documents are reaffirmed as of the date of this Modification.

14. Except as hereinabove amended, the Note, the Mortgage and Loan Documents remain unmodified and in full force and effect.

15. This Modification shall be binding upon the parties hereto and their respective successors and assigns.

16. This Modification may be executed in counterparts, each of which shall be deemed an original of this Agreement whether or not each counterpart shall have been executed by both parties hereto.

         IN WITNESS WHEREOF, the parties have executed and entered into this Agreement as of the day and year first above written.



Witnesses:                       MORTGAGOR:

                                 ST. LUCIE WEST DEVELOPMENT COMPANY, LLC,
                                 A FLORIDA LIMITED LIABILITY COMPANY

-----------------------
Signature
                                 By:
-----------------------             -----------------------------------------
Print Name:                             PAUL J. HEGENER, President

-----------------------
Signature

-----------------------
Print Name:

                                 LAKE CHARLES DEVELOPMENT COMPANY, LLC,
                                 A FLORIDA LIMITED LIABILITY COMPANY

-----------------------
Signature
                                 By:
-----------------------             -----------------------------------------
Print Name:                             PAUL J. HEGENER, President

-----------------------
Signature                        MORTGAGEE:

-----------------------
Print Name:                      WACHOVIA BANK, NATIONAL ASSOCIATION


                                 By:
-----------------------             -----------------------------------------
Signature                             Name:

-----------------------                   -----------------------------------
                                      Title:

                                          -----------------------------------
Print Name:

-----------------------
Signature

-----------------------
Print Name:

STATE OF FLORIDA                            )
                                            )   ss.:
COUNTY OF                                   )
          -----------------------------

         On the ______ day of January in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared PAUL J. HEGENER, as President of ST. LUCIE WEST DEVELOPMENT COMPANY, LLC, who is personally known to me or has presented satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as President of such company, on behalf of such entity.
Personally Known _____ OR Produced Identification _____

Type of Identification Produced
                        --------------------------------------------------------


                                                  ------------------------------
                                                           Notary Public
[Seal]
                                                  My Commission Expires:


STATE OF FLORIDA                            )
                                            )   ss.:
COUNTY OF                                   )
          -----------------------------

         On the ______ day of January in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared PAUL J. HEGENER, as President of LAKE CHARLES DEVELOPMENT COMPANY, LLC, who is personally known to me or has presented satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as President of such company, on behalf of such entity.
Personally Known _____ OR Produced Identification _____


Type of Identification Produced
                        --------------------------------------------------------


                                                  ------------------------------
                                                           Notary Public
[Seal]
                                                  My Commission Expires:

STATE OF FLORIDA                      )
                                      )     ss.:
COUNTY OF ___________                 )


         On the ______ day of January, in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________, as ________________ of WACHOVIA BANK, NATIONAL
ASSOCIATION, who is personally known to me or has presented satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as President of such company, on behalf of such entity.


Personally Known _____ OR Produced Identification _____


Type of Identification Produced
                        --------------------------------------------------------


                                                  ------------------------------
                                                           Notary Public
[Seal]
                                                  My Commission Expires:

                                   EXHIBIT "A"

                   LEGAL DESCRIPTION OF ADDITIONAL COLLATERAL

                                  SCHEDULE "C"
                                 RELEASE PRICES

-------------------------------------- ------ ----------------------------- ------ ------------------------------
NEW COLLATERAL                                      APPRAISED VALUE/                      MINIMUM RELEASE
                                 CONTRACT PRICE
-------------------------------------- ------ ----------------------------- ------ ------------------------------
-------------------------------------- ------ ----------------------------- ------ ------------------------------
1)  60 acres - multi family site
(Parcel 11, Parcel 20, Lot 4) under                    $3,000,000                           $1,575,712
contract to Homes by Kennedy, Ltd.
-------------------------------------- ------ ----------------------------- ------ ------------------------------
-------------------------------------- ------ ----------------------------- ------ ------------------------------
2)  7.94 acres - commercial site (a
portion of Parcel 20, Lot 6) under
contract to Family Entertainment                       $1,901,786                           $1,066,738
Center at St. Lucie West.
-------------------------------------- ------ ----------------------------- ------ ------------------------------
-------------------------------------- ------ ----------------------------- ------ ------------------------------
3) 4 acres - commercial site (Parcel
7 ACLF) under contract to Senior
Housing Ventures, Inc.                                  $300,000                               $189,150
-------------------------------------- ------ ----------------------------- ------ ------------------------------
-------------------------------------- ------ ----------------------------- ------ ------------------------------
Existing Collateral
-------------------------------------- ------ ----------------------------- ------ ------------------------------
-------------------------------------- ------ ----------------------------- ------ ------------------------------
4)  Vineyards - 65 lots                                $2,659,097                      $1,109,550 (Total) or
                                                                                          $17,070 per lot
-------------------------------------- ------ ----------------------------- ------ ------------------------------
-------------------------------------- ------ ----------------------------- ------ ------------------------------
5)  Lake Charles - 35 lots                             $1,181,250                   $875,000 (Total) or $25,000
                                                                                              per lot
-------------------------------------- ------ ----------------------------- ------ ------------------------------
-------------------------------------- ------ ----------------------------- ------ ------------------------------
6)  Lake Forest - 79 lots                              $2,264,006                   $352,568 (Total) or $4,463
                                                                                              per lot
-------------------------------------- ------ ----------------------------- ------ ------------------------------
-------------------------------------- ------ ----------------------------- ------ ------------------------------
Total                                                 $11,306,139                           $5,168,718
-------------------------------------- ------ ----------------------------- ------ ------------------------------

Proposed Loan Amount:                 $4,150,000
CDD Bonds                             $3,204,103
                                      ----------
Total Debt                            $7,354,103
                                    ------------
Value (from above)                   $11,306,139

LOAN-TO-VALUE RATIO                               65%
Minimum Release (above)               $5,168,718
Proposed Loan                         $4,150,000

MINIMUM RELEASE TO LOAN AMOUNT                   125%
